UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2010

BCB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

104-110 Avenue C, Bayonne, New Jersey		07002
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (201) 823-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 30, 2010, BCB Bancorp, Inc., a New Jersey corporation (“BCB”), and Pamrapo Bancorp, Inc., a New Jersey corporation (“Pamrapo”), entered into a Second Amendment to Agreement and Plan of Merger (“Amendment”), which amends the Agreement and Plan of Merger between BCB and Pamrapo (the “Merger Agreement”), dated as of June 29, 2009, as amended on November 5, 2009.  The parties agreed to amend the delay provision of the Merger Agreement so that the parties may close the merger as soon as possible after June 30, 2010.

The preceding disclosure is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 2.1	Second Amendment to Agreement and Plan of Merger, dated as of June 30, 2010, between BCB Bancorp, Inc. and Pamrapo Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.
DATE: June 30, 2010	By: /s/ Donald Mindiak
Donald Mindiak
President and Chief Executive Officer